J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Equity Income Fund

(All Share Classes)

(series of JPMorgan Trust I)

Supplement dated May 1, 2014

to the Prospectuses and Summary Prospectuses dated February 28, 2014, as supplemented

Effective May 1, 2014, the portfolio manager information for JPMorgan Global Equity Income Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2011	Managing Director
James Davidson	2014	Managing Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The portfolio management team is led by Gerd Woort-Menker and James Davidson. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research group in London. Mr. Davidson is also a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to 2013.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-GEINC-514